Exhibit 99.1

Stewart Information Services Corporation Announces Approval of Merger by Stockholders

HOUSTON – (September 5, 2018) – Stewart Information Services Corporation (NYSE: STC) (“Stewart”) today announced that at its special meeting of stockholders held today, a majority of the outstanding shares of Stewart common stock voted to approve the Agreement and Plan of Merger (the “Merger Agreement”) dated as of March 18, 2018, by and among Stewart, Fidelity National Financial, Inc. (“FNF”), A Holdco Corp. and S Holdco LLC, pursuant to which Stewart will be acquired by FNF (the “Merger”). The closing of the transactions contemplated by the Merger Agreement remains subject to customary closing conditions, including regulatory approvals.

More than 99% of the votes cast, representing approximately 78% of the outstanding shares of Stewart common stock as of July 10, 2018, the record date for the special meeting, were cast in favor of adopting the Merger Agreement.

About Stewart

Stewart is a global real estate services company, offering products and services through our direct operations, network of Stewart Trusted Providers™ and family of companies. From residential and commercial title insurance and closing and settlement services to specialized offerings for the mortgage industry, we offer the comprehensive service, deep expertise and solutions our customers need for any real estate transaction. At Stewart, we believe in building strong relationships – and these partnerships are the cornerstone of every closing, every transaction and every deal. Stewart. Real partners. Real possibilities.™ More information is available at the company’s website at stewart.com, or you can subscribe to the Stewart blog at blog.stewart.com, or follow Stewart on Twitter® @stewarttitleco.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Stewart’s expectations or predictions of future financial or business performance conditions. All statements, other than statements of historical or current fact, included in this communication that address activities, events, conditions or developments that Stewart expects, believes or anticipates will or may occur in the future are forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon, or comparable terminology. Forward looking statements give our current expectations and projections relating to our financial conditions, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. The forward looking statements in this press release speak only as of the date of this press release. Stewart assumes no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that the necessary regulatory approvals for the Merger may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the Merger may not be satisfied in a timely manner; the risk that the businesses of Stewart and FNF will not be integrated successfully following the Merger, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the Merger will not be realized; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in Stewart’s and FNF’s most recent Annual Reports on Form 10-K, as updated by any Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the registration statement FNF filed with the Securities and Exchange Commission (“SEC”) on May 30, 2018 on Form S-4 containing a proxy statement/prospectus, as amended by Amendment No. 1 on July 12, 2018 and Amendment No. 2 on July 26, 2018, which was declared effective by the SEC on August 1, 2018, the definitive proxy statement Stewart filed on August 1, 2018 and other filings with the SEC.